SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report: August 2, 2006

Citizens South Banking Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23971	54-2069979

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

519 South New Hope Road, Gastonia, North Carolina	28054-4040

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   704-868-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

          On August 2, 2006, Citizens South Banking Corporation intends to present to interested investors and analysts written investor presentation material, which includes, among other things, a review of financial results and trends through the period ended June 30, 2006.

          The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference the Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 9.01	Financial Statements and Exhibits

99 Additional Exhibits:

          (d)          Text of written presentation that Citizens South Banking Corporation intends to make available to interested investors and analysts on August 2, 2006, at the Keefe, Bruyette & Woods, Inc. Annual Community Bank Investor Conference in New York, New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CITIZENS SOUTH BANKING CORPORATION

DATE:	August 2, 2006	By:	/s/ Kim S. Price

Kim S. Price
President and Chief Executive Officer

		By:	/s/ Gary F. Hoskins

Gary F. Hoskins
Chief Financial Officer